1 03. 2017 INVESTOR PRESENTATION

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward-looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2016, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, including reconciliations of any non-GAAP financial measures found herein, please reference the supplemental report furnished by the Company as Exhibit 99.2 to the Company Form 8-K furnished with the Securities and Exchange Commission in February, 2017. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We do not control the Market Square Joint Venture and recognize that proportional financial data may not accurately depict all of the legal and economic implications of our interest in this joint venture. Unless otherwise noted, all data herein is as of December 31, 2016, and pro forma for the sale of the Houston portfolio completed on January 6, 2017, the sale of Key Center Tower and Marriott in Cleveland completed on January 31, 2017, and the planned return of 263 Shuman Boulevard to the lender.

COLUMBIA PROPERTY TRUST

EXPERIENCED LEADERSHIP

- Experienced senior management team
- Regional leadership platforms in NYC, SF and DC

TOP MARKETS

- 77% of portfolio in four high-barrier markets[1]
- Prime CBD locations

FOCUSED STRATEGY

- $2.6B invested in high-barrier markets since 2011
- More than 50 non-core assets sold, totaling $3.3B

PROVEN VALUE CREATOR

- Proactive leasing: 2.5M SF since 2014YE
- Effective capital program across portfolio

FLEXIBLE BALANCE SHEET

- 22.1% Net Debt to Real Estate Assets[2]
- Investment grade rating (Baa2 Stable / BBB Stable)

[1]Based on gross real estate assets under management; represents 100% of Market Square, which Columbia owns through an unconsolidated joint venture. High-barrier markets are New York, San Francisco, Washington, D.C., and Boston.

[2] As of 1/31/2017 pro forma for the return of 263 Shuman to the lender.

3

Columbia Property Trust

4 COMPANY OVERVIEW 6.9 Yrs. avg. weighted lease term 7.8M Total SF1 93.0% Leased 1Includes 100% of the Market Square joint venture, in which the company owns a 51% interest. NEW YORK SAN FRANCISCO WASHINGTON, D.C. ATLANTA LOS ANGELES PITTSBURGH 222 E. 41st Street 229 W. 43rd Street 315 Park Avenue S. 95 Columbus 221 Main Street 333 Market Street 650 California Street University Circle Market Square 80 M Street Lindbergh Center One Glenlake Parkway Three Glenlake Parkway BOSTON 116 Huntington Avenue Pasadena Corporate Park Cranberry Woods Drive CXP NYSE-Listed Baa2 / BBB Rated, Investment Grade PO R TF O LI O

5 EMBEDDED GROWTH DRIVERS MARKET CURRENTLY IN ABATEMENT LEASES SIGNED BUT NOT YET COMMENCED VACANCY LEASE-UP ROLLOVER THROUGH 2018 New York 480 - 45 207 San Francisco 18 26 138 361 Washington, D.C. 173 103 122 9 Atlanta 4 9 89 71 Boston - 6 54 41 TOTAL 675 144 448 689 SF in 000s1 1All as of 12.31.2016, pro forma for signing of WeWork lease at 650 California Street, the dispositions of Houston and Cleveland properties, and the return of 263 Shuman to the lender; Reflects 51% of the SF for the Market Square joint venture, in which CXP owns a 51% interest.

6 EMBEDDED GROWTH FROM SIGNED LEASES1 TENANT PROPERTY MARKET SF (000s) CURRENTLY IN ABATEMENT NOT YET COMMENCED NYU Langone Medical Center 222 E. 41st Street NY 390 ✔ Winton Capital 315 Park Avenue South NY 35 ✔ Equinox 315 Park Avenue South NY 45 ✔ Gryphon Technologies 80 M Street DC 24 ✔ Other Abated Leases 183 ✔ WeWork 80 M Street DC 69 ✔ WeWork 650 California Street SF 61 ✔ Other Leases Not Yet Commenced 73 ✔ Total Embedded NOI – GAAP RENTS - $11.6M Total Embedded NOI – CASH RENTS $30.0M $10.8M 1All as of 12.31.2016, pro forma for signing of WeWork lease at 650 California Street, the dispositions of Houston and Cleveland properties, and the return of 263 Shuman to the lender; reflects 51% of the SF and NOI for the Market Square joint venture, in which CXP owns a 51% interest.

2017 AVAILABILITY & NEAR-TERM ROLL

SF[1]

	PROPERTY	VACANCY	2017-2018 ROLL	TOTAL	HIGHLIGHTS
	315 PARK AVE. S. New York	36,000	156,000	192,000	• 35% of expiring Credit Suisse space already leased • Additional upscale renovations to position as best in submarket
	650 CALIFORNIA San Francisco	93,000	105,000	198,000	• Spec suite strategy working • Added luxury amenities • WeWork (60K SF) lease signed Feb. 2017
	MARKET SQUARE Washington, D.C.	83,000	21,000	104,000	• Renovated to maintain competitiveness • Targeting lobby groups with spec suites, plus larger prospects
	116 HUNTINGTON Boston	54,000	41,000	95,000	• Renovated to re-position as boutique office • Renewal successes, plus strong interest in availability
	ONE GLENLAKE Atlanta	89,000	9,000	98,000	• Renovated to best-in-class for submarket • Targeting smaller users with spec suites, plus larger prospects

[1]All as of 12.31.2016, pro forma for signing of WeWork lease at 650 California Street, the dispositions of Houston and Cleveland properties, and the return of 263 Shuman to the lender; reflects 51% of the SF for the Market Square Joint Venture, in which CXP owns a 51% interest.

7

Columbia Property Trust

8 FLEXIBLE AND POISED FOR GROWTH CONSERVATIVE LEVERAGE LIQUIDITY • Unencumbered asset pool of $3.0 billion (80% of total portfolio) • $500M line of credit • $670M cash balance • $700M of investment grade bonds issued in 2015-16 25% / 75% Secured Unsecured 22.1% Net Debt to Real- Estate Assets1 Baa2 Stable / Ratings BBB Stable 1Based on gross real estate assets as of 1.31.2017, pro forma for the return of 263 Shuman to the lender.

9 D EB T O U TS TA N D IN G ($ M ) DEBT MATURITIES $73 $26 $126 $166 $300 $150 $350 $350 0 100 200 300 400 500 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 MATURITY SCHEDULE  Mortgage Debt  Bonds  Term Loans 1Includes effective rates on variable rate loans swapped to fixed. 3.95% 3.60% 1.67% 3.52% 5.07% 4.15% 3.65% 5.80% 221 Main Street One Glenlake 650 California Market Square

10 LOOKING AHEAD OPPORTUNITIES FOR INVESTMENT • Acquisitions in target markets • Mergers & Acquisitions • Portfolio Acquisitions • Individual Assets • Share repurchases ADDITIONAL SOURCES OF CAPITAL • Recycle mature assets • Strategic joint ventures $670M Cash on hand1 $500M Available line of credit balance 1As of February 9, 2017.

11 FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 ir@columbia.reit www.columbia.reit